Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FORWARD-LOOKING STATEMENTS

We make statements in this Supplemental Reporting Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe-harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in, or suggested by, these forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, strategies and prospects will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	the competitive environment in which we operate;

•

real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets, particularly in light of the current economic slow-down in the U.S. and internationally;

•	decreased rental rates or increasing vacancy rates;

•	defaults on or non-renewal of leases by tenants;

•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;

•	the timing of acquisitions and dispositions;

•	natural disasters such as hurricanes, fires and earthquakes;

•	national, international, regional and local economic conditions, including, in particular the current economic slow-down in the U.S. and internationally;

•	the general level of interest rates and the availability of debt financing, particularly in light of the recent disruption in the credit markets;

•	energy costs;

•	the terms of governmental regulations that affect us and interpretations of those regulations, including changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal and interest;

•	lack of or insufficient amounts of insurance;

•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;

•	the consequences of future terrorist attacks;

•	possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities Exchange Commission.

In addition, our current and continuing qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008

TABLE OF CONTENTS

Consolidated Statements of Operations	1
Consolidated Balance Sheets	2
Funds From Operations	3
Selected Financial Data	4
Property Overview	5 - 6
Property Segment Summary	7
Consolidated Leasing Statistics	8
Acquisition and Disposition Summary	9
Development Overview	10
Construction Summary	11
Indebtedness	12
Capitalization	13
Institutional Capital Management Summary	14
Definitions	15

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
REVENUES:
Rental revenues	$61,736	$60,748	$186,117	$183,206
Institutional capital management and other fees	763	417	2,237	1,735

Total Revenues	62,499	61,165	188,354	184,941

OPERATING EXPENSES:
Rental expenses	7,612	6,733	23,290	21,366
Real estate taxes	8,286	7,882	25,017	23,860
Real estate depreciation and amortization	26,569	28,479	83,180	83,292
General and administrative	4,879	5,102	15,844	14,835

Total Operating Expenses	47,346	48,196	147,331	143,353

Operating Income	15,153	12,969	41,023	41,588
OTHER INCOME AND EXPENSE:
Equity in income of unconsolidated joint ventures, net	457	56	1,183	99
Interest expense	(13,339)	(14,533)	(38,905)	(46,236)
Interest income and other	258	839	1,259	3,978
Income taxes	(3)	(283)	(896)	(1,243)

Income (Loss) Before Minority Interests	2,526	(952)	3,664	(1,814)
Minority interests	(401)	186	(511)	456

Income (Loss) From Continuing Operations	2,125	(766)	3,153	(1,358)
Discontinued operations:
Operating income and other expenses	385	425	2,097	1,758
Impairment recoveries (losses) on real estate assets held for sale	52	—	(1,180)	—
Gain (loss) on dispositions of properties	4,397	(58)	21,521	9,503
Minority interest	(817)	(61)	(3,899)	(1,657)

Income From Discontinued Operations	4,017	306	18,539	9,604

Income (Loss) Before Gain on dispositions of real estate interests	6,142	(460)	21,692	8,246
Gain on dispositions of real estate interests, net of minority interest	98	11,709	428	26,195

Net Income	$6,240	$11,249	$22,120	$34,441

INCOME PER COMMON SHARE - BASIC
Income (Loss) From Continuing Operations	$0.01	$(0.00)	$0.02	$(0.01)
Income From Discontinued Operations	0.03	0.00	0.11	0.06
Gain on dispositions of real estate interests, net of minority interest	0.00	0.07	0.00	0.15

Net Income	$0.04	$0.07	$0.13	$0.20

INCOME PER COMMON SHARE - DILUTED
Income (Loss) From Continuing Operations	$0.01	$(0.00)	$0.02	$(0.01)
Income From Discontinued Operations	0.03	0.00	0.11	0.06
Gain on dispositions of real estate interests, net of minority interest	0.00	0.07	0.00	0.15

Net Income	$0.04	$0.07	$0.13	$0.20

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	172,684	168,355	170,840	168,355

Diluted	207,595	201,956	207,487	199,135

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	September 30, 2008	December 31, 2007
	(unaudited)
ASSETS
Operating properties	$2,547,349	$2,623,927
Properties under redevelopment	50,884	37,086
Operating properties held for contribution	125,776	120,188
Properties under development	125,769	76,680
Pre-development and land held for development	19,187	25,025

Total Investment in Properties	2,868,965	2,882,906
Less accumulated depreciation and amortization	(382,732)	(310,691)

Net Investment in Properties	2,486,233	2,572,215
Investment in and advances to unconsolidated joint ventures	126,282	102,750

Net Investment in Real Estate	2,612,515	2,674,965
Cash and cash equivalents	29,900	30,481
Notes receivable	20,452	27,398
Deferred loan costs, net	5,632	4,828
Deferred loan costs - financing obligations, net	—	1,345
Straight-line rent and other receivables	27,563	26,879
Other assets, net	26,112	13,096

Total Assets	$2,722,174	$2,778,992

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued expenses	$43,399	$31,267
Distributions payable	33,244	32,994
Tenant prepaids and security deposits	13,625	13,896
Other liabilities	8,328	8,117
Intangible lease liabilities, net	7,709	9,022
Lines of credit	163,000	82,000
Senior unsecured notes	425,000	425,000
Mortgage notes	576,793	649,568
Financing obligations	—	14,674

Total Liabilities	1,271,098	1,266,538

Minority interests	303,214	349,782
Total Stockholders’ Equity	1,147,862	1,162,672

Total Liabilities and Stockholders’ Equity	$2,722,174	$2,778,992

Book value of total assets before depreciation:
Total Assets	$2,722,174	$2,778,992
Add back accumulated depreciation and amortization	382,732	310,691

Book value of total assets before depreciation and amortization	$3,104,906	$3,089,683

Percentage of debt to total assets	42.79%	41.62%
Percentage of debt to book value of total assets before depreciation and amortization	37.51%	37.43%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

FUNDS FROM OPERATIONS

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Shares	$6,240	$11,249	$22,120	$34,441
Adjustments:
Real estate related depreciation and amortization	26,665	29,761	85,074	86,933
Equity in income of unconsolidated joint ventures, net	(457)	(56)	(1,183)	(99)
Equity in FFO of unconsolidated joint ventures	1,549	681	4,533	1,492
(Gain) on dispositions of real estate interests	(4,516)	(13,987)	(22,046)	(40,565)
Gain on sale of nondepreciated real estate	64	12	271	12,737
Minority interest in the operating partnership’s share of the above adjustments	(3,919)	(2,731)	(11,870)	(9,333)

FFO attributable to common shares, basic	25,626	24,929	76,899	85,606
FFO attributable to dilutive OP units	5,179	4,972	16,484	15,543

FFO attributable to common shares, diluted	$30,805	$29,901	$93,383	$101,149

FFO per common share, basic	$0.15	$0.15	$0.45	$0.51
FFO per common share, diluted	$0.15	$0.15	$0.45	$0.51
Weighted average shares outstanding, basic	172,684	168,355	170,840	168,355
Weighted average shares outstanding, diluted	207,595	201,956	207,487	199,135
Dividends declared per common share	$0.16	$0.16	$0.48	$0.48
Dividend payout ratio - FFO	107%	107%	107%	94%

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

SELECTED FINANCIAL DATA

(amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(unaudited)		(unaudited)
Consolidated Operating Data: (1)
Rental revenues	$61,736	$60,748	$186,117	$183,206
Rental expenses and real estate taxes (2)	(15,898)	(14,615)	(48,307)	(45,226)

Net Operating Income (3)	$45,838	$46,133	$137,810	$137,980

Square feet as of the period end	51,943	49,844	51,943	49,844
Average occupancy	91.8%	92.6%	92.6%	92.7%
Occupancy as of period end	91.9%	92.4%	91.9%	92.4%
Same Store Operating Data: (1)
Rental revenues	$57,128	$56,748	$166,331	$164,070
Rental expenses and real estate taxes	(14,763)	(13,667)	(42,641)	(40,438)

Same Store NOI	42,365	43,081	123,690	123,632
Less revenue from lease terminations	(282)	7	(597)	—

Net Operating Income excluding revenue from early lease terminations	42,083	43,088	123,093	123,632

Less straight-line rents	(295)	(1,149)	(1,587)	(3,095)
Add back amortization of above/(below) market rents	191	60	979	985

Cash Net Operating Income	$41,979	$41,999	$122,485	$121,522

Net Operating Income growth	(2.3%)	—	(0.4%)	—
Cash Net Operating Income growth	(0.0%)	—	0.8%	—
Square feet in same store population	48,232	48,232	46,632	46,632
Average occupancy	92.6%	92.5%	93.0%	92.8%
Occupancy as of period end	92.0%	92.6%	92.1%	92.7%
Dividends declared per common share	$0.16	$0.16	$0.48	$0.48
Supplemental consolidated cash flow and other information:
Straight-line rents (4)	$755	$1,724	$2,846	$4,501
Straight-line rent receivable (balance sheet) (4)	$19,176	$16,058	$19,176	$16,058
Net amortization of above/(below) market rents (4)	$175	$(76)	$497	$597
Capitalized interest	$1,991	$1,974	$5,910	$5,196
Stock-based compensation amortization expense	$863	$623	$2,458	$1,715
Revenue from lease terminations (4)	$282	$(7)	$597	$—
Consolidated Capital Expenditures (4):
Development and expansions	$21,235	$8,054	$52,728	$18,061
Building and land improvements	4,893	2,430	6,537	5,704
Tenant improvements and leasing costs	6,394	4,165	17,014	12,746

Total capital expenditures	$32,522	$14,649	$76,279	$36,511

(1)	Excludes discontinued operations.

(2)	Includes approximately $0.0 million, $0.0 million, $0.9 million and $0.5 million of bad debt expense, respectively.

(3)	See definitions for reconciliation of Net Operating Income to Net Income.

(4)	Includes discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF SEPTEMBER 30, 2008

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Consolidated Operating Properties: (3)
Atlanta	50	100.0%	6,061	11.7%	82.3%	$18,826	9.7%
Baltimore/Washington D.C.	12	100.0%	1,446	2.8%	97.0%	7,113	3.7%
Central Pennsylvania	8	100.0%	1,453	2.8%	91.7%	5,355	2.8%
Charlotte	10	100.0%	1,006	1.9%	85.1%	3,218	1.7%
Chicago	15	99.4%	2,866	5.5%	97.0%	10,252	5.3%
Cincinnati	35	100.0%	3,739	7.2%	83.9%	11,219	5.8%
Columbus	14	100.0%	4,301	8.3%	97.2%	12,947	6.7%
Dallas	46	100.0%	4,352	8.4%	92.7%	15,496	8.0%
Denver	1	100.0%	160	0.3%	100.0%	946	0.5%
Houston	40	100.0%	2,911	5.6%	90.7%	14,062	7.3%
Indianapolis	8	100.0%	3,103	6.0%	91.8%	9,042	4.7%
Kansas City	1	100.0%	225	0.4%	88.9%	877	0.4%
Louisville	4	100.0%	1,330	2.6%	100.0%	4,396	2.3%
Memphis	10	100.0%	4,333	8.3%	96.3%	12,080	6.2%
Mexico	10	100.0%	917	1.8%	92.5%	3,848	2.0%
Miami	6	100.0%	727	1.4%	65.2%	4,725	2.4%
Minneapolis	3	100.0%	356	0.7%	100.0%	1,773	0.9%
Nashville	4	100.0%	2,256	4.3%	90.0%	6,434	3.3%
New Jersey	9	100.0%	1,051	2.0%	90.1%	5,310	2.7%
Northern California	25	100.0%	2,582	5.0%	97.9%	14,648	7.6%
Orlando	12	100.0%	1,064	2.1%	93.6%	5,166	2.7%
Phoenix	14	100.0%	1,632	3.1%	100.0%	7,230	3.7%
Salt Lake City	1	100.0%	213	0.4%	100.0%	972	0.5%
San Antonio	15	100.0%	1,349	2.6%	95.3%	4,362	2.3%
Seattle	7	100.0%	1,115	2.1%	100.0%	6,030	3.1%
Southern California	12	100.0%	1,395	2.7%	88.5%	7,119	3.7%

Total/Weighted Average - Operating Properties	372	100.0%	51,943	100.0%	91.9%	193,446	100.0%
Consolidated Redevelopment Properties:
Atlanta	1	100.0%	93	11.8%	0.0%	N/A	N/A
Chicago	2	100.0%	508	64.4%	0.0%	N/A	N/A
Dallas	1	100.0%	50	6.3%	0.0%	N/A	N/A
New Jersey	1	100.0%	138	17.5%	28.9%	N/A	N/A

Total/Weighted Average for Redevelopment Properties	5	100.0%	789	100.0%	5.1%	156	N/A
Consolidated Development Properties:
Atlanta	1	100.0%	557	17.6%	0.0%	N/A	N/A
Baltimore/Washington D.C.	4	95.0%	288	9.1%	23.0%	N/A	N/A
Cincinnati	2	100.0%	840	26.6%	0.0%	N/A	N/A
Memphis	1	100.0%	885	28.0%	46.7%	N/A	N/A
Mexico	1	100.0%	262	8.3%	0.0%	N/A	N/A
Orlando	4	96.9%	329	10.4%	0.0%	N/A	N/A

Total/Weighted Average for Development Properties	13	99.2%	3,161	100.0%	15.2%	1,683	N/A

Total/Weighted Average - Consolidated Properties	390	99.9%	55,893	N/A	86.3%	$195,285	N/A

Continued on next page

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY OVERVIEW AS OF SEPTEMBER 30, 2008 (continued)

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent (2)	Percentage of Total Annualized Base Rent
			(in thousands)			(in thousands)
Unconsolidated Operating Properties:
Southern California Logistics Airport (4)	2	50.0%	463	52.9%	100.0%	$1,647	45.0%
Other Southern California	1	90.0%	413	47.1%	100.0%	2,011	55.0%

Total/Weighted Average - Unconsolidated Operating Properties	3	68.9%	876	100.0%	100.0%	3,658	100.0%
Operating Properties in Funds:
Atlanta	2	17.2%	703	5.2%	100.0%	1,957	4.2%
Central Pennsylvania	4	6.2%	836	6.1%	95.2%	3,488	7.4%
Charlotte	1	4.4%	472	3.5%	100.0%	1,415	3.0%
Chicago	4	18.1%	1,525	11.2%	100.0%	5,882	12.5%
Cincinnati	5	11.9%	1,846	13.6%	100.0%	6,038	12.9%
Columbus	2	6.6%	451	3.3%	90.4%	1,550	3.3%
Dallas	4	17.2%	1,726	12.7%	91.8%	5,273	11.3%
Denver	5	20.0%	773	5.7%	97.7%	3,549	7.6%
Indianapolis	1	12.5%	475	3.5%	100.0%	248	0.5%
Kansas City	1	12.5%	180	1.3%	100.0%	728	1.6%
Louisville	5	10.0%	900	6.6%	96.9%	2,294	4.9%
Memphis	1	20.0%	1,039	7.7%	100.0%	2,980	6.4%
Minneapolis	3	4.4%	472	3.5%	100.0%	2,306	4.9%
Nashville	2	20.0%	1,020	7.5%	100.0%	3,735	8.0%
New Jersey	1	20.0%	88	0.6%	100.0%	630	1.3%
Northern California	1	4.4%	396	2.9%	100.0%	1,711	3.7%
Orlando	2	20.0%	696	5.1%	100.0%	3,053	6.5%

Total/Weighted Average - Fund Operating Properties	44	14.3%	13,598	100.0%	98.0%	46,837	100.0%
Unconsolidated Development Properties:
Total/Weighted Average	10	59.8%	4,482	N/A	6.9%	1,153	N/A

Total/Weighted Average - Unconsolidated Properties	56	27.6%	18,543	N/A	76.6%	49,637	N/A

Operating Properties Asset Managed Only:
Total/Weighted Average - Asset Managed Only Properties	2	0.0%	993	100.0%	100.0%	N/A	N/A

Summary:
Total/Weighted Average - Consolidated/Unconsolidated Operating Properties	419	N/A	66,417	87.6%	93.2%	$243,941	N/A
Total/Weighted Average - Consolidated Redevelopment Properties	5	N/A	789	1.0%	5.1%	156	N/A
Total/Weighted Average - Consolidated/Unconsolidated Development Properties	23	N/A	7,643	10.1%	10.3%	2,836	N/A
Total/Weighted Average - Asset Managed Only Properties	2	N/A	993	1.3%	100.0%	N/A	N/A

Total/Weighted Average - All Properties	449	N/A	75,842	100.0%	84.1%	$246,933	N/A

(1)	Percent owned is based on equity ownership weighted by square feet.

(2)	Excludes future contractual rent increases or decreases.

(3)	Includes 18 buildings held for contribution comprising 2.6 million square feet that were 89.1% occupied at September 30, 2008.

(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture’s available cash flows.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

PROPERTY SEGMENT SUMMARY

	Bulk Distribution			Light Industrial			Service Center			Total Portfolio
Markets	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage	Number of Buildings	Square Feet	Occupancy Percentage
	(in thousands)			(in thousands)			(in thousands)			(in thousands)
Consolidated Operating Properties: (1)
Atlanta	27	5,115	82.9%	12	585	81.0%	11	361	76.2%	50	6,061	82.3%
Baltimore/Washington D.C.	12	1,446	97.0%	—	—	—	—	—	—	12	1,446	97.0%
Central Pennsylvania	8	1,453	91.7%	—	—	—	—	—	—	8	1,453	91.7%
Charlotte	5	715	79.0%	5	291	100.0%	—	—	—	10	1,006	85.1%
Chicago	12	2,371	100.0%	3	495	82.5%	—	—	—	15	2,866	97.0%
Cincinnati	14	2,907	82.9%	20	766	91.3%	1	66	44.1%	35	3,739	83.9%
Columbus	12	4,227	97.3%	2	74	90.2%	—	—	—	14	4,301	97.2%
Dallas	23	3,268	95.6%	7	423	80.7%	16	661	85.9%	46	4,352	92.7%
Denver	1	160	100.0%	—	—	—	—	—	—	1	160	100.0%
Houston	14	1,878	92.5%	14	706	88.7%	12	327	84.5%	40	2,911	90.7%
Indianapolis	8	3,103	91.8%	—	—	—	—	—	—	8	3,103	91.8%
Kansas City	1	225	88.9%	—	—	—	—	—	—	1	225	88.9%
Louisville	4	1,330	100.0%	—	—	—	—	—	—	4	1,330	100.0%
Memphis	10	4,333	96.3%	—	—	—	—	—	—	10	4,333	96.3%
Mexico	5	483	85.7%	5	434	100.0%	—	—	—	10	917	92.5%
Miami	3	521	55.3%	2	157	100.0%	1	49	60.0%	6	727	65.2%
Minneapolis	2	279	100.0%	1	77	100.0%	—	—	—	3	356	100.0%
Nashville	4	2,256	90.0%	—	—	—	—	—	—	4	2,256	90.0%
New Jersey	7	937	93.4%	2	114	63.7%	—	—	—	9	1,051	90.1%
Northern California	8	1,714	98.9%	17	868	95.9%	—	—	—	25	2,582	97.9%
Orlando	2	367	93.9%	10	697	93.5%	—	—	—	12	1,064	93.6%
Phoenix	8	1,492	100.0%	6	140	100.0%	—	—	—	14	1,632	100.0%
Salt Lake City	1	213	100.0%	—	—	—	—	—	—	1	213	100.0%
San Antonio	11	1,096	95.2%	4	253	96.0%	—	—	—	15	1,349	95.3%
Seattle	7	1,115	100.0%	—	—	—	—	—	—	7	1,115	100.0%
Southern California	8	1,132	86.1%	3	242	100.0%	1	21	81.7%	12	1,395	88.5%

Total/Weighted Average - Operating Properties	217	44,136	92.4%	113	6,322	91.0%	42	1,485	80.4%	372	51,943	91.9%
Consolidated Redevelopment Properties	2	578	6.9%	3	211	0.0%	—	—	—	5	789	5.1%
Consolidated Development Properties	11	3,035	15.8%	2	126	0.0%	—	—	—	13	3,161	15.2%

Total/Weighted Average - Consolidated Properties	230	47,749	86.5%	118	6,659	86.4%	42	1,485	80.4%	390	55,893	86.3%
Unconsolidated Properties:
Operating Properties in Funds	44	13,598	98.0%	—	—	—	—	—	—	44	13,598	98.0%
Operating Properties	3	876	100.0%	—	—	—	—	—	—	3	876	100.0%
Development Properties	8	4,258	5.9%	2	224	26.5%	—	—	—	10	4,482	6.9%
Asset Managed Properties	2	993	100.0%	—	—	—	—	—	—	2	993	100.0%

Total/Weighted Average - All Properties	287	67,474	84.1%	120	6,883	84.5%	42	1,485	80.4%	449	75,842	84.1%

Percentage of Square Feet		89%			9%			2%			100%

Total Annualized Base Rent - All Properties			$204,309			$33,346			$9,278			$246,933

(1)	Includes 18 buildings held for contribution comprising 2.6 million square feet that were 89.1% occupied at September 30, 2008.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSOLIDATED LEASING STATISTICS (1)

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
Q3 2008
Bulk Distribution	35	3,191	2.5%	8.0%	63.8	$4,791	$1.50
Light Industrial	13	194	17.0%	35.7%	47.6	654	3.37
Service Center	16	126	-7.6%	1.1%	39.2	598	4.73

Total/Weighted Average	64	3,511	2.8%	8.9%	62.0	$6,043	$1.72

Weighted Average Retention	78.6%

	Number of leases signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term (2)	Turnover Costs	Turnover Costs Per Square Foot
		(in thousands)			(in months)	(in thousands)
YEAR TO DATE 2008
Bulk Distribution	100	6,989	3.3%	10.0%	52.9	$9,723	$1.39
Light Industrial	53	683	7.8%	17.9%	41.4	1,615	2.36
Service Center	34	242	-3.6%	7.2%	41.8	1,072	4.42

Total/Weighted Average	187	7,914	3.5%	10.5%	51.6	$12,410	$1.57

Weighted Average Retention	75.6%

Lease Expirations For Consolidated Operating Properties as of September 30, 2008 (2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases (3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2008 (4)	2,594	$9,167	4.5%
2009	8,676	35,064	17.4%
2010	10,213	42,148	20.9%
2011	7,574	29,458	14.6%
2012	4,605	23,176	11.5%
Thereafter	14,058	62,863	31.1%

Total leased	47,720	$201,876	100.0%

Available	4,223

Total consolidated operating properties	51,943

(1)	Does not include month-to-month leases, unless otherwise noted.

(2)	Assumes no exercise of lease renewal options.

(3)	Includes contractual rent increases.

(4)	Includes month-to-month leases.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

ACQUISITION AND DISPOSITION SUMMARY FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

Property/Portfolio			Market	Number of Buildings	Square Feet
					(in thousands)
Consolidated Acquisitions
Development Properties Acquired Under Forward Commitment
Q1 2008
March	DCT Monterrey 2 - Escobedo Center		Monterrey, Mexico	1	183
March	DCT Monterrey 3 - Escobedo		Monterrey, Mexico	1	102
March	DCT Monterrey 4 - A.D.N.		Monterrey, Mexico	1	262

	Total			3	547

Q3 2008
September	DCT Mission Street		Chicago	1	63

Total Acquisitions				4	610

Total Acquisition Price - $24.7 million
Consolidated Dispositions
Q1 2008
March	6419 South 228th Street		Seattle	1	84

	Total			1	84

Q2 2008
May	4050 Corporate Drive		Dallas	1	441
May	4055 Corporate Drive		Dallas	1	202
June	Pinnacle C		Dallas	1	480
June	30955 Huntwood Avenue		Northern California	1	62

	Total			4	1,185

Q3 2008
July	Shiloh Road		Dallas	1	100
July	Cordelia Road		Northern California	3	99
August	Valley Drive		Northern California	1	19
September	Buford Highway		Atlanta	1	210
September	Summit Ridge Parkway		Atlanta	3	426

	Total			9	854

Total Dispositions				14	2,123

Total Sales Price - $119.8 million
Acquisitions Into Institutional Capital Management Funds
Q1 2008		Fund
February	Cypress Park East V	JP Morgan	Orlando	1	340
Q3 2008
September	Riverport Drive	TRT-DCT Industrial JV III	Louisville	5	900

Total Acquisitions in Funds				6	1,240

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

DEVELOPMENT OVERVIEW AS OF SEPTEMBER 30, 2008

	Square Feet	Acres	Historical Cost				Projected Investment			Projected Stabilization by Year ($)
			Consolidated	Unconsolidated		Total	Consolidated	Unconsolidated	Total	2008	2009	2010
	(in thousands)
Under Development:
Shell Complete	5,311	n/a	$64.2	$142.8	(1)	$207.0	$72.3	$166.5	$238.8	$11.3	$93.0	$134.5
Under Construction	2,332	n/a	61.6	20.5	(1)	82.1	81.7	33.0	114.7	—	—	114.7

Total Under Development	7,643	n/a	$125.8	$163.3		$289.1	$154.0	$199.5	$353.5	$11.3	$93.0	$249.2

Forward Commitment and Build-to-Suit (2)	696	n/a	N/A

Pre-Development (3) (4)	1,652	n/a	$12.4

Redevelopment (5)	789	n/a	$50.9

Properties Held For Contribution (6) .	3,008	n/a	$125.8

Land
Owned (4) (7)	5,631	321.0	$6.8
DCT/IDI Buford LLC (Atlanta)	603	47.0	—
Under Control (4) (8)	—	3,995.0	—

Total	6,234	4,363.0	$6.8

Grand Total	20,022	4,363.0	321.7

(1)	Weighted average ownership of the historical cost for unconsolidated shell complete buildings and unconsolidated buildings under construction is approximately 88% and 66%, respectively.

(2)	Includes five buildings and one expansion project with Nexxus (Monterrey, Mexico). Total Projected Investment in these assets is estimated to be between $30 million and $35 million.

(3)	Includes Dulles Summit Phase II (Baltimore/Washington DC), ADC North Phase II (Orlando), DCT Port Union Phase II, and a portion of Phase IA of SCLA (Southern California).

SCLA is unconsolidated.

(4)	Summary of SCLA:

	Square Feet	Acres	Projected Investment
	(in thousands)		(in millions)
Phase 1A (Owned):
Shell Complete and Under Construction	1,520	75	$64.2
Pre-Development	445	22
Operating	408	20
Land Held (Square Feet based on 40% coverage)	4,147	238

Total	6,520	355

Additional Phases (Under Control)		3,995

Total SCLA		4,350

(5)	Summary of Redevelopment assets:

Property	Market	Square Feet
		(in thousands)
73440 McGinnis Ferry Road	Atlanta	93
3575 Stern Avenue .	Chicago	69
250 S. Gary Avenue	Chicago	439
1101 Great Southwest .	Dallas	50
2301 Cottontail Lane	New Jersey	138

Total		789

Total Projected Investment in these assets is expected to be between $50 million and $55 million

(6)	Includes buildings in Atlanta, Charlotte, Columbus, Kansas City, San Antonio, Southern California, Chicago and Mexico plus one unconsolidated building.

(7)	Includes future phases of Dulles Summit (Baltimore/Washington DC), Mohawk (Columbus), and a portion of Phase IA of SCLA (Southern California). The SCLA land is unconsolidated.

(8)	Excludes any square feet associated with future phases at SCLA (see note 4).

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CONSTRUCTION SUMMARY AS OF SEPTEMBER 30, 2008

Project	Market	Square Feet	Projected Investment	Start Date	Anticipated Stabilization Date	Consolidated/ Unconsolidated (C/U)
		(in thousands)
Stabilized 2008 Projects
Escobedo	Mexico (Monterrey)	183		2008	2008	C
Escobedo Center	Mexico (Monterrey)	102		2008	2008	C
Veterans 2	Chicago	175		2006	2008	C
Sycamore Canyon B	Southern California	413		2007	2008	U

Total/Weighted Average		873	$52.0

Development Projects
Shell Complete
South Creek IV	Atlanta	557	$20.7	2005	2009	C
Deltapoint	Memphis	885	30.1	2005	2009	C
Nexxus (ADN building)	Mexico (Monterrey)	262	11.3	2007	2008	C
Logistics Way	Nashville	570	22.5	2006	2009	U
Airport Dist Center (2 buildings)	Orlando	126	10.2	2007	2009	C
Sycamore Canyon A	Southern California	459	24.9	2006	2010	U

Total/Weighted Average		2,859	$119.7

Under Construction
Dulles Industrial Phase I (4 buildings)	Baltimore/Washington	288	$31.2	2007	2009/2010	C
DCT Port Union (2 buildings)	Cincinnati	840	34.0	2007	2009/2010	C
ADC North I (2 buildings)	Orlando	203	16.5	2008	2010	C

Total/Weighted Average		1,331	$81.7

SCLA
Shell Complete (Buildings 15A, 15B & 13A)	Southern California	520		2007	2009/2010	U
Under Construction (Building 1)	Southern California	1,000		2008	2010	U

Total SCLA		1,520	$64.2

IDI/DCT, LLC
Shell Complete (4 Buildings)	Chicago, Nashville, Northern California, Savannah			2007	2010	U

		1,933	$87.9

Grand Total/Weighted Average		7,643	$353.5

DCT Pro Rata Share (1)		6,565	$303.6

Projected Yield - Development			7.8%

Leased as of September 30, 2008			14.7%

Weighted Average DCT % Ownership as of September 30, 2008 (1)			85.9%

(1)	Based on share of equity invested.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INDEBTEDNESS AS OF SEPTEMBER 30, 2008

(dollar amounts in thousands)

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of 9/30/2008
Senior Unsecured Notes:
2010 Notes, fixed rate (1)	3.99%	4.73%	June 2010	$100,000
2011 Notes, fixed rate	5.53%	5.24%	April 2011	50,000
2013 Notes, fixed rate	6.11%	6.36%	June 2013	175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2016 Notes, fixed rate	5.77%	5.74%	April 2016	50,000

				425,000

Mortgage Notes:
Fixed Rate Secured Debt	5.26%	5.15%	Oct. 2008 - Aug. 2025	547,222
Variable Rate Secured Debt	3.69%	3.69%	October 2011	25,237
Premiums, Net of Amortization				4,334

				576,793

Total Senior Unsecured Notes and Mortgage Notes				1,001,793
Unsecured Credit Facility:
Senior Unsecured Revolving Credit Facility (2)	3.54%	3.54%	December 2010	163,000

Total Carrying Value of Debt				$1,164,793

Fixed Rate Debt	5.34%	5.40%		84%
Variable Rate Debt	3.56%	3.56%		16%
Weighted Average Interest Rate	5.06%	5.10%
DCT Share of Unconsolidated Joint Venture Debt (3)
Operating Joint Ventures				$29,955
Development Joint Ventures				104,917

				$134,872

Scheduled Principal Payments of Debt as of September 30, 2008 (excluding premiums)

Year	Senior Unsecured Notes		Mortgage Notes	Unsecured Credit Facility	Total
Remainder of 2008	$—		$1,694	$—	$1,694
2009	—		7,922	—	7,922
2010	100,000	(1)	58,510	163,000	321,510
2011	50,000		230,235	—	280,235
2012	—		169,848	—	169,848
2013	175,000		41,147	—	216,147
2014	50,000		3,443	—	53,443
2015	—		44,880	—	44,880
2016	50,000		2,006	—	52,006
2017	—		2,183	—	2,183
Thereafter	—		10,591	—	10,591

Total	$425,000		$572,459	$163,000	$1,160,459

(1)

During the second quarter 2008, DCT Industrial Trust closed a two-year $300 million senior unsecured term loan that can be extended for one year at the Company’s option. The first $100 million (the “Initial Funding”) was drawn on June 9, 2008 and used to repay maturing unsecured notes. DCT Industrial Trust has entered into a swap to fix LIBOR on the Initial Funding for two years. The loan currently bears interest at LIBOR plus 150 basis points, based on the Company’s current leverage, bringing the effective rate to 4.73% per annum. On October 3, 2008, the Company exercised the remaining $200 million and used the proceeds to repay borrowings under its credit facility. The $200 million bears interest at LIBOR plus 1.25% to 1.80% or at prime, at DCT’s election, with an initial interest rate of 5.50%.

(2)

The senior unsecured revolving credit facility bears interest at either LIBOR plus 0.55% to 1.1% or, at DCT’s election, prime and matures in December 2010. The interest rate on the senior unsecured revolving credit facility was 3.54% as of September, 2008. After giving effect to outstanding letters of credit, we have $111.8 million available on our unsecured revolving credit facility, which has a $300 million total capacity. This credit facility was repaid in October 2008 with proceeds from the senior unsecured term loan (see above).

(3)	Based on ownership as of September 30, 2008.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

CAPITALIZATION

(dollar amounts in thousands, except per share data)

Capitalization as of September 30, 2008

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	173,307	$7.49	$1,298,069
Operating partnership units outstanding (2)	34,267	$7.49	256,660

Total Equity Market Capitalization			1,554,729

Consolidated debt			1,164,793
Pro rata share of debt related to unconsolidated joint ventures			134,872

Total Debt			1,299,665

Total Market Capitalization			$2,854,394

Ratio of total debt to total market capitalization, including pro rata share of debt related to unconsolidated joint ventures			45.5%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net income	$6,240	$11,249	$22,120	$34,441
Interest expense (3)	13,339	14,716	39,158	46,800
Pro rata share of interest expense from unconsolidated JVs	798	479	1,886	1,095
Real estate related depreciation and amortization (3)	26,665	29,761	85,074	86,933
Pro rata share of real estate related depreciation and amortization from unconsol. JVs	809	588	3,187	1,359
Income taxes (3)	2	294	916	1,278
Stock-based compensation amortization expense	863	623	2,458	1,715
Minority interests (3)	1,238	2,211	4,507	6,068
Non-FFO gains on dispositions of real estate interests and impairment losses, net	(4,504)	(13,975)	(20,595)	(27,828)

Adjusted EBITDA	$45,450	$45,946	$138,711	$151,861

Calculation of Fixed Charges
Interest expense excluding financing obligation (3)	$13,339	$13,868	$39,106	$42,749
Interest expense related to financing obligation (2)	—	848	52	4,051
Capitalized interest	1,991	1,974	5,910	5,196
Amortization of loan costs and debt premium/discount	(87)	226	131	297
Amortization of financing obligations	—	(108)	(4)	(464)
Pro rata share of interest expense from unconsolidated JVs	798	479	1,886	1,095

Total Fixed Charges	$16,041	$17,287	$47,081	$52,924

Fixed Charge Coverage	2.8	2.7	2.9	2.9

Fixed Charge Coverage, Excluding Financing Obligations	2.8	2.8	2.9	3.1

(1)	Excludes Long-Term Incentive Plan Units, Restricted Stock, and Phantom Shares of 1,272,958 units.

(2)

As of September 30, 2008, we had no financing obligations related to our operating partnership’s private placement of undivided tenancy-in-common (TIC) interests. In satisfaction of the financing obligation as of December 31, 2007, we issued approximately 1.6 million OP units during January 2008.

The payments made to these investors while they held TIC interests are reflected primarily as interest expense in the accompanying financial statements.

(3)	Includes amounts related to discontinued operations.

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

INSTITUTIONAL CAPITAL MANAGEMENT SUMMARY

(dollar amounts in thousands)

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2008

	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Revenues:
Rental revenues	$8,230	$12,046	$4,603	$119	$17,315
Other income	98	15	19	—	77

Total revenues	8,328	12,061	4,622	119	17,392

Expenses:
Real estate taxes	1,007	1,375	726	9	1,986
Rental expenses	646	917	510	10	1,199
Depreciation and amortization	3,667	5,727	2,597	—	8,448
General and Administrative	571	53	39	—	617

Total expenses	5,891	8,072	3,872	19	12,250
Interest expense	(4,094)	(4,926)	(2,117)	—	—

Net Income (Loss)	$(1,657)	$(937)	$(1,367)	$100	$5,142

Rental revenues	$8,230	$12,046	$4,603	$119	$17,315
Rental expenses and real estate taxes	1,653	2,292	1,236	19	3,185

Net Operating Income	$6,577	$9,754	$3,367	$100	$14,130

DCT Industrial Ownership %	20.0%	4.4%	12.5%	10.0%	20.0%

CONSOLIDATED BALANCE SHEETS

As of September 30, 2008

	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Total Investment in properties	$124,841		$212,922		$68,665	$30,955	$285,195
Accumulated depreciation and amortization	(12,758)		(15,665)		(5,426)	—	(11,125)

Net Investment in properties	112,083		197,257		63,239	30,955	274,070
Cash and cash equivalents	547		1,560		494	—	1,634
Other Assets	2,883		2,927		952	12	1,206

Total Assets	$115,513		$201,744		$64,685	$30,967	$276,910

Secured debt	$95,500	(1)	$134,484	(2)	$45,093	$—	$—
Other Liabilities	2,650		4,674		1,315	712	4,588

Total Liabilities	98,150		139,158		46,408	712	4,588
Members’ Capital	17,363		62,586		18,277	30,255	272,322

Total Liabilities and Members’ Capital	$115,513		$201,744		$64,685	$30,967	$276,910

Data by Fund: (3)	Number of Buildings	Square Feet	Occupancy Percentage
Boubyan Fund I	6	2,647	100.0%
TRT-DCT JV I (4)	14	3,673	97.7%
TRT-DCT JV II	5	1,422	90.1%
TRT-DCT JV III	5	900	96.9%
JP Morgan Venture	14	4,956	99.6%

Total	44	13,598	98.0%

(1)	Debt requires interest only payments until 2012 and has a stated interest rate of 5.6%.

(2)

$85 million debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $16 million debt, which is guaranteed by DCT, requires interest only payments until 2014 and has a stated interest rate of 6.0%.

(3)	See acquisitions page for detail of properties contributed into the funds for the nine months ended September 30, 2008.

(4)	During the three months ended September 30, 2008, TRT contributed one property into the fund.

SCHEDULED DEBT MATURITIES

As of September 30, 2008

	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
2008	$—	$—	$—	$—	$—
2009	—	—	5,422	—	—
2010	—	—	—	—	—
2011	—	—	—	—	—
2012	95,500	—	—	—	—
Thereafter	—	118,443	39,725	—	—

Total	$95,500	$118,443	$45,147	$—	$—

SCHEDULED DEBT MATURITIES - DCT PRO RATA SHARE

As of September 30, 2008

	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan Venture
Total	$19,100	$5,188	$5,667	$—	$—

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Acquisition Price	Includes purchase price and all costs associated with the acquisition.

Adjusted EBITDA	Adjusted EBITDA represents earnings (loss) from operations before interest, taxes, depreciation, amortization, stock-based compensation expense and minority interest, and excludes non-FFO gains on disposed assets. We use adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent	Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures	Capital expenditures include building improvements, development costs and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth	Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income	We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents and the amortization of above/below market rents. See definition of Net Operating Income below for additional information.

Contributed Value	Represents the fair market value of real estate contributed to funds.

Effective Interest Rate	Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges	Fixed charges include interest expense, increased for interest capitalized and our pro rata share of our unconsolidated joint venture debt and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage	We calculate Fixed Charge Coverage as adjusted EBITDA divided by total Fixed Charges.

Funds From Operations (“FFO”)	DCT Industrial believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains (or losses) from dispositions of operating real estate held for investment purposes and adjustments to derive DCT Industrial’s pro rata share of FFO of consolidated and unconsolidated joint ventures. We include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation and modifications to the NAREIT definition of FFO is common. Accordingly, DCT Industrial’s FFO may not be comparable to such other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP	United States generally accepted accounting principles.

GAAP Basis Rent Growth	GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the previous term. New leases where there were no prior comparable leases are excluded.

Held for Contribution	Represents properties anticipated to be contributed to a fund within 12 months.

Historical Cost	Represents historical undepreciated book value pursuant to GAAP, as of the period indicated, including acquisition fees.

Net Effective Rent	Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Net Operating Income (“NOI”)	Net operating income (“NOI”) is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes depreciation, amortization, general and administrative expenses and interest expense. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as depreciation, interest expense, interest income and general and administrative expenses. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Consolidated Operating Data Three Months Ended September 30,		Same Store Operating Data Three Months Ended September 30,		Consolidated Operating Data Nine Months Ended September 30,		Same Store Operating Data Nine Months Ended September 30,
Reconciliation of NOI to Net Income:	2008	2007	2008	2007	2008	2007	2008	2007
Net Operating Income	$45,838	$46,133	$42,083	$43,088	$137,810	$137,980	$123,093	$123,632
Net operating income - non-same store properties	N/A	N/A	4,037	3,038	N/A	N/A	15,314	14,348
Revenue from lease terminations	N/A	N/A	(282)	7	N/A	N/A	(597)	0
Other operating income (expense)	(30,685)	(33,164)	(30,685)	(33,164)	(96,787)	(96,392)	(96,787)	(96,392)
Other income and expenses	(12,627)	(13,921)	(12,627)	(13,921)	(37,359)	(43,402)	(37,359)	(43,402)
Minority interest	(401)	186	(401)	186	(511)	456	(511)	456
Discontinued operations	4,017	306	4,017	306	18,539	9,604	18,539	9,604
Gain on dispositions of real estate interests, net of minority interests	98	11,709	98	11,709	428	26,195	428	26,195

Net income	$6,240	$11,249	$6,240	$11,249	$22,120	$34,441	$22,120	$34,441

DCT INDUSTRIAL TRUST INC.

SUPPLEMENTAL REPORTING PACKAGE

Definitions

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation)	Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortizationadded back).

Redevelopment	Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building’s book value on capital improvements, if applicable.

Retention	Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price	Contractual price of real estate sold before closing adjustments.

Same Store Population	The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties that have been owned and stabilized for the entire current and prior periods presented. Held for contribution properties are excluded.

Square Feet	Represents square feet in building that are available for lease.

Stabilized	Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense	Represents the non-cash amortization required by SFAS No. 123(R), Share-Based Payment, of the cost of employee services received in exchange for an award of an equity instrument based on the award’s fair value on the grant date and amortized over the vesting period.

Turnover Costs	Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid or costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield - Acquisition	Calculated as stabilized Net Operating Income divided by Acquisition Price.

Yield - Development (Projected)	Calculated as projected stabilized Net Operating Income divided by projected development cost.